UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported)     March 31, 2005
                                                -------------------------------

                        BNP RESIDENTIAL PROPERTIES, INC.
-------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

         Maryland                        1-9496                 56-1574675
--------------------------------------------------------------------------------
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                       Identification No.)


              301 S. College Street, Suite 3850
                  Charlotte, North Carolina                         28202
--------------------------------------------------------------- --------------
           (Address of Principal Executive Offices)               (Zip Code)

Registrant's telephone number, including area code         (704) 944-0100
                                                     --------------------------


                                       N/A
-------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                                     Total number of pages:  5

Item. 2.02 Results of Operations and Financial Condition

         In late January 2005, BNP Residential Properties, Inc. acquired Boddie Investment Company ("BIC") in exchange for shares of our common stock valued at $8.2 million. As a result of this acquisition, in addition to other significant assets, we acquired certain economic interests in three limited partnerships:

o Marina Shores Associates One Limited Partnership ("Marina Shores Partnership")
- 50% interest as general partner;

o The Villages of Chapel Hill Limited Partnership ("Villages Partnership") - 1% interest as general partner; and

o The Villages of Chapel Hill - Phase 5 Limited Partnership ("Villages - Phase 5 Partnership") - 1% interest as general partner.

         We described this transaction, along with our accounting treatment for our general partner interests in each of these partnerships, in detail in our Current Report on Form 10-Q for the quarterly period ended March 31, 2005.

         You should read the following discussion in conjunction with our Current Report on Form 10-Q for the quarterly period ended March 31, 2005.

         Since release of our first quarter 2005 10-Q, we have received numerous requests from members of the investment community for additional information regarding the impact of including the accounts of the Marina Shores Partnership and the Villages Partnership in our consolidated financial statements for the first time in that report. We are providing the following supplemental summary consolidating information in response to those requests.

Results of operations

         The following table provides consolidating information underlying our unaudited consolidated statements of operations included in our Current Report on Form 10-Q for the quarterly period ended March 31, 2005 (all amounts in table and accompanying footnotes in thousands):


                                                               Three months ended March 31,
                                       ------------------------------------------------------------------------------
                                                                  2005                                     2004
                                       ------------------------------------------------------------    --------------
                                                                      Consolidated      Wholly            (Wholly
                                                                         Limited         Owned             Owned
                                       Consolidated    Eliminations   Partnerships(1)  Properties       Properties)
                                       -------------- --------------- -------------- --------------    --------------
Revenues
Apartment rental income                     $ 14,092      $       -         $ 1,183       $ 12,908          $ 10,053
Restaurant rental income                         957              -               -            957               957
Management fee income                            115            (59)              -            174               198
Equity in income (loss) of
   unconsolidated limited
   partnerships(2)                                 -              -               -              -                 -
Interest and other income                        225            (21)              3            243                23
                                       -------------- --------------- -------------- --------------    --------------
                                              15,390            (80)          1,187         14,283            11,231

Expenses
Apartment operations                           5,443            (59)            472          5,030             3,862
Apartment administration                         673              -               -            673               426
Corporate administration                         885              -               -            885               666
Interest                                       4,574            (21)            405          4,191             3,240
Penalties paid at debt refinance                 516              -             516              -                 -




                                                               Three months ended March 31,
                                       ------------------------------------------------------------------------------
                                                                  2005                                     2004
                                       ------------------------------------------------------------    --------------
                                                                      Consolidated      Wholly           (Wholly
                                                                         Limited         Owned             Owned
                                       Consolidated    Eliminations   Partnerships(1) Properties        Properties)
                                       -------------- --------------- -------------- --------------    --------------
Depreciation                                   3,522              -             347          3,175             2,540
Amortization of
   deferred loan costs                           107              -              11             96                88
Write-off of unamortized loan costs
   at debt refinance                             160              -             160              -                 -
Deficit distributions to minority
   partners of consolidated limited
   partnerships(3)                             6,821              -           6,821              -                 -
                                       -------------- --------------- -------------- --------------    --------------
                                              22,701            (80)          8,732         14,050            10,823
                                       -------------- --------------- -------------- --------------    --------------
(Loss) income before minority
   interest                                   (7,311)      $      -         $(7,545)       $   234               408
                                                      =============== ============== ==============
Loss (income) attributed to minority
   interests -
 - Consolidated limited partnerships
                                                  62                                                               -
 - Operating partnership                       1,292                                                             (35)
                                       --------------                                                  --------------
Net (loss) income                             (5,957)                                                            373
Cumulative preferred dividend                   (250)                                                           (250)
                                       --------------                                                  --------------
(Loss) income attributable to common
   shareholders                             $ (6,207)                                                       $    123
                                       ==============                                                  ==============

(1) Effective January 26, 2005, we include the accounts of the Marina Shores Partnership and the Villages Partnership in our consolidated financial statements.

(2) Effective January 26, 2005, we account for our interest in the Villages - Phase 5 Partnership by applying the equity method. Our 1% interest in the net loss recorded by this partnership for the period January 26 through March 31, 2005, totaled only $0.2.

(3) In accordance with generally accepted accounting principles ("GAAP"), deficit distributions to minority partners are charges recognized in our statement of operations when cash is distributed to a non-controlling partner in a consolidated limited partnership in excess of the positive balance in such partner's capital account (which is classified as minority interest in our consolidated balance sheet). We are required to record these charges for GAAP purposes even though there is no economic effect or cost.


Funds from Operations

         Funds from operations is frequently referred to as "FFO." FFO is defined by the National Association of Real Estate Investment Trusts ("NAREIT") as "net income (computed in accordance with generally accepted accounting principles), excluding gains (losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures." Our calculation of FFO is consistent with FFO as defined by NAREIT. Because we hold all of our assets in and conduct all of our operations through the operating partnership, we measure FFO at the operating partnership level (i.e., before minority interest in the operating partnership).

         Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. In fact, real estate values have historically risen or fallen with market conditions. FFO is intended to be a standard supplemental measure of operating performance that excludes historical cost depreciation from - or "adds it back" to - GAAP net income. We consider FFO to be useful in evaluating potential property acquisitions and measuring operating performance.

         Funds from operations does not represent net income as defined by generally accepted accounting principles. You should not consider FFO to be an alternative to net income as a reliable measure of the company's operating performance. Further, FFO as disclosed by other REITs might not be comparable to our calculation of FFO.

         The following table provides consolidating information underlying our calculation of FFO of the operating partnership included in our Current Report on Form 10-Q for the period ended March 31, 2005 (all amounts in table and accompanying footnotes in thousands):


                                                               Three months ended March 31,
                                      -------------------------------------------------------------------------------
                                                                  2005                                     2004
                                      -------------------------------------------------------------    --------------
                                                                     Consolidated       Wholly            (Wholly
                                                                        Limited         Owned              Owned
                                      Consolidated    Eliminations   Partnerships(1)  Properties        Properties)
                                      -------------- --------------- -------------- ---------------    --------------
(Loss) income before minority
   interest                                $ (7,311)          $  -        $ (7,545)     $     234           $    408
Cumulative preferred dividend                  (250)             -               -           (250)              (250)
Depreciation                                  3,522              -             347          3,175              2,540
Deficit distributions to minority
   partners of consolidated limited
   partnerships(2)                            6,821              -           6,821              -                  -
                                      -------------- --------------- -------------- ---------------    --------------
                                              2,782              -            (377)         3,159              2,698
Minority interest in FFO of
   consolidated limited partnerships
                                                538              -             538              -                  -
                                      -------------- --------------- -------------- ---------------    --------------
Funds from operations                      $  3,320           $  -        $    161      $   3,159           $  2,698
                                      ============== =============== ============== ===============    ==============

(1) Effective January 26, 2005, we include the accounts of the Marina Shores Partnership and the Villages Partnership in our consolidated financial statements.

(2) Deficit distributions to minority partners may occur when the fair value of the underlying real estate exceeds its depreciated net book value because the underlying real estate has appreciated or maintained its value. As a result, deficit distributions to minority partners represent, in substance, either our recognition of depreciation previously allocated to the non-controlling partner or a cost related to the non-controlling partner's share of real estate appreciation. Based on NAREIT guidance that requires that real estate depreciation and gains be excluded from FFO, we add back deficit distributions and subtract related recoveries in our reconciliation of net income to FFO.

Balance sheet amounts

         The following table provides consolidating information underlying our unaudited consolidated balances sheets included in our Current Report on Form 10-Q for the period ended March 31, 2005 (all amounts in table and accompanying footnotes in thousands):

                                                                         March 31,
                                       ------------------------------------------------------------------------------
                                                                  2005                                     2004
                                       ------------------------------------------------------------    --------------
                                                                        Consolidated     Wholly           (Wholly
                                                                          Limited         Owned            Owned
                                        Consolidated    Eliminations   Partnerships(1) Properties       Properties)
                                       --------------- --------------- --------------- ------------    --------------
Assets
Real estate investments at cost:
   Apartment properties                    $ 489,729        $      -        $ 46,643       $ 443,086       $ 389,119
   Restaurant properties                      37,405               -               -          37,405          37,405
                                       --------------- --------------- --------------- --------------  --------------
                                             527,134               -          46,643         480,492         426,525
   Less accumulated depreciation             (76,155)              -          (6,530)        (69,625)        (66,454)
                                       --------------- --------------- --------------- --------------  --------------
                                             450,979               -          40,112         410,867         360,071


                                                                         March 31,
                                       ------------------------------------------------------------------------------
                                                                  2005                                     2004
                                       ------------------------------------------------------------    --------------
                                                                        Consolidated     Wholly           (Wholly
                                                                          Limited         Owned            Owned
                                        Consolidated    Eliminations   Partnerships(1) Properties       Properties)
                                       --------------- --------------- --------------- ------------    --------------
Cash and cash equivalents                      2,583               -           1,595             988             517
Prepaid expenses and other assets(2)
                                               7,513          (4,260)          1,189          10,584           4,516
Intangible related to acquisition of
   management operations                       1,115               -               -           1,115           1,115
Deferred financing costs, net of
   accumulated amortization                    2,690               -             616           2,074           1,545
                                       --------------- --------------- --------------- --------------  --------------
                                           $ 464,880        $ (4,260)       $ 43,512       $ 425,628       $ 367,764
                                       =============== =============== =============== ==============  ==============

Liabilities and Shareholders' Equity
Deed of trust and other notes payable
                                           $ 373,269        $      -        $ 45,893       $ 327,376       $ 286,425
Accounts payable and accrued expenses
                                               3,347          (1,998)          2,241           3,104             897
Accrued interest on notes payable              1,660               -             190           1,470           1,264
Consideration due for acquisitions             1,000               -               -           1,000               -
Deferred revenue and security
   deposits                                    1,940               -             121           1,818           1,787
                                       --------------- --------------- --------------- --------------  --------------
                                             381,216          (1,998)         48,446         334,768         290,373
Minority interests -
 - Consolidated limited partnerships
                                                 288               -             288               -               -
 - Operating partnership                      20,258               -               -          20,258          14,394
Shareholders' equity                          63,120          (2,262)         (5,221)         70,603          62,997
                                       --------------- --------------- --------------- --------------  --------------
                                           $ 464,880        $ (4,260)       $ 43,512       $ 425,628       $ 367,764
                                       =============== =============== =============== ==============  ==============

(1) Effective January 26, 2005, we include the accounts of the Marina Shores Partnership and the Villages Partnership in our consolidated financial statements.
(2) Effective January 26, 2005, we account for our interest in the Villages - Phase 5 Partnership by applying the equity method. Our equity investment in this partnership is $7, included in other assets.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    BNP Residential Properties, Inc.
                                    (Registrant)


June 23, 2005                          /s/ Pamela B. Bruno
                                    -----------------------------------------
                                    Pamela B. Bruno
                                    Vice President, Treasurer and
                                    Chief Accounting Officer